H. Income Taxes	12 Months Ended
Sep. 30, 2013
Income Tax Disclosure [Abstract]
H. Income Taxes

As of September 30, 2013 and 2012, the Company had federal net operating loss (“NOL”) carry-forwards of $113,091,000 and $110,986,000, respectively and state operating loss carry-forwards of $35,016,000 and $32,912,000, respectively. The use of these federal and state NOL carry-forwards might be subject to limitation under the rules regarding a change in stock ownership as determined by the Internal Revenue Code (the “Code”). The Company may have had a change of control under Section 382 of the Code during fiscal 2004 and 2006; however, a complete analysis of the limitation of the NOL carry-forwards will not be completed until the time the Company projects it will be able to utilize such NOLs. The federal net operating and the state net operating losses began to expire in 2010. Additionally, the Company had federal research and development carry-forwards as of September 30, 2013 and 2012 of $3,714,000 and $3,587,000, respectively. The Company had state research and development carry-forwards as of September 30, 2013 and 2012 of $1,033,000 and $892,000, respectively.

Significant components of the Company’s deferred tax assets at September 30, 2013 and 2012 consisted of the following (in thousands):

	2013	2012
Accrued payroll related liabilities	$915	$2,802
Depreciation and amortization	823	939
State Taxes	(121)	(1,554)
Total deferred tax assets	1,617	2,187
Deferred tax liabilities	—	—
Valuation allowance for deferred assets	(1,617)	(2,187)
Net deferred tax asset	$—	$—

Due to the uncertainty surrounding the realization of the favorable tax attributes in future tax returns, all of the deferred tax assets have been fully offset by a valuation allowance. The change in the valuation allowance is primarily a result of the net operating loss carry-forwards.

Taxes computed at the statutory federal income tax rate of 34% are reconciled to the provision for income taxes as follows (dollars in thousands):

	2013	2012
Effective income tax rate	0%	0%

United States Federal income tax at statutory rate	$(1,091)	$577
State income taxes (net of federal benefit)	5	99
Warrant expense	173	(1,621)
Prior year deferred true up	(1,684)	(365)
Change in valuation reserves	(1,863)	1,119
FIN 48	4,396	—
Other	66	193
Provision for income taxes	$2	$2

At September 30, 2013, we had unrecognized tax benefits of $4,397,000, all of which would impact the effective tax rate if recognized, however a valuation allowance would be recorded against this amount.  During Fiscal 2013, unrecognized tax benefits increased by $4,397,000 as a result of the tax positions taken in prior years and current year.  No interest and penalties have been provided for with respect to the unrecognized tax benefits.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

Amount
(in thousands)
Unrecognized tax benefits at October 1, 2012	$-
Additions for tax positions related to current year	212
Additions/reductions for tax positions taken in prior years	4,185
Settlements	-
Lapse of Limitations	-
Unrecognized tax benefits at September 30, 2013	$4,397

The Company’s federal income tax returns for the tax years 2009 to 2011 remain open to examination. The Company’s California income tax returns for the tax years 2008 to 2011 remain open to examination.